UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2011

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 1, 2011 Cohu, Inc. ("Cohu") issued a press release announcing that Shay Torton, 50, has joined Delta Design, Inc.("Delta"), Cohu’s wholly-owned semiconductor equipment subsidiary, as its Senior Vice President of Operations. Mr. Torton has 20 years of experience in the semiconductor equipment industry and most recently was the Senior Vice President, Worldwide Operations for Kulicke & Soffa, a leading supplier of semiconductor assembly equipment.

No employment agreement has been entered into with Mr. Torton.

Thomas G. Lightner, 66, Delta’s Vice President, Operations will assume the responsibility of Vice President of Quality and will report to Mr. Torton. Mr. Lightner has been employed by Cohu since 2000 and has worked in a number of roles across the organization.

A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. - 99.1

Description - Press release dated August 1, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

August 4, 2011	By:	/s/ Jeffrey D. Jones

Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 1, 2011